 Exhibit 10.27

fully renewable fully electric

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (MOU) is made and entered into as of April 11, 2022;

Between:

Epiroc Canada Inc. (Epiroc)

And

Snow Lake Resources Ltd.,

d/b/a Snow Lake lithium Ltd. {Sll}

1.	Purpose and Scope:

The purpose of this MOU is to clearly identify the role and responsibilities of each party as they relate to the site planning and design of the World’s first fully electric lithium mine, the Snow Lake Resources Lithium Project in Manitoba Canada.

This MOU is to protect the Intellectual Property and shared knowledge of both companies involved.

2.	Background:

Epiroc was introduced to Snow Lake Lithium through its conversations with Meglab (an Epiroc Company). Conversations with Meglab began through the signing of an MOU with Meglab in March of 2021.

Legal Address	www.SnowLakeLithium.com	Mailing Address

242 Hargrave St #1700,		Snow Lake Resources ltd
Winnipeg, MB R3C 0Vl		PO Box 126 Simcoe Ont N3Y
Canada		4K8

fully renewable fully electric

Snow Lake has entered into the feasibility studies stage of the project and is moving quickly towards production to meet the demand of the green energy era.

Recent Government initiatives and focus has been on moving to a renewable economy that is energy independent. Snow Lake’s Manitoba location, as well as their 97%+ renewable power source (Manitoba Hydro) allows them to be a fully electric mine, from a renewable source, to provide the cleanest lithium to power North America’s future.

The cornerstone of the project philosophy will be to design and operate an all-electric based mining operation similar to other projects that Epiroc has been involved in through their company Meglab (the Borden Mine).

Newmont Goldcorp and dignitaries from across Ontario inaugurated the Borden Gold Project, which is being hailed as “mine of the future.” The Borden mine, located near Chapleau, Ontario, features state of-the-art health and safety controls, digital mining technologies and processes, and low-carbon energy vehicles - all anchored in a mutually beneficial partnership with local communities. Epiroc/Meglab were an integral part of the design and construction of this project as well as many others.

3.	Epiroc Responsibilities:

Provide technical and engineering design advice in regard to overall mine planning. Epiroc agrees to protect any information provided by SLL.

4.	Snow Lake Lithium Responsibilities:

To protect any information provided by Epiroc for design and engineering on collaboration of project. Epiroc to have opportunity to do future business with mine project in accordance with all purchasing and tender requirements.

Legal Address	www.SnowLakeLithium.com	Mailing Address

242 Hargrave St #1700,		Snow Lake Resources ltd
Winnipeg, MB R3C 0Vl		PO Box 126 Simcoe Ont N3Y
Canada		4K8

fully renewable fully electric

5.	Understandings:

Work together in good faith for project planning and to collaborate a best practices philosophy for the continued innovation and design of an all-electric mine plan. Provide an opportunity for all stakeholders involved (SLL, Epiroc, share holders, local community, regional suppliers, etc.) to create a world class mine within the given environmental, social, economical responsibilities of all parties.

6.	Duration:

This MOU will be effective for three years from the effective start date unless otherwise extended by written agreement between the parties. Either party may terminate the MOU earlier for any reason at any time upon delivery to the other party of written notice of termination.

7.	Funding:

This MOU does not include the reimbursement of funds between the two parties.

8.	Arbitration:

Any dispute arising regarding any aspect of this Agreement shall be settled through mutual consultations and agreements by the parties to the agreement.

9.	Effective Date and Signature:

This MOU shall be effective upon the signature of representatives of both parties. It shall be in force from April 11, 2022 through April 11, 2025.

Legal Address	www.SnowLakeLithium.com	Mailing Address

242 Hargrave St #1700,		Snow Lake Resources ltd
Winnipeg, MB R3C 0Vl		PO Box 126 Simcoe Ont N3Y
Canada		4K8

fully renewable fully electric

10.	Signatures:

Epiroc Canada Inc. (Epiroc)

/s/ Jason Smith

By: Jason Smith	Date: April 11, 2022

Snow Lake Resources Ltd.,
d/b/a Snow Lake Lithium Ltd. (SLL}

=	/s/ Philip Gross

	By: Philip Gross	Date: April 11, 2022

About Epiroc

Epiroc is a vital part of a sustainable society and a global productivity partner for mining and infrastructure customers.

Epiroc develops and provides innovative and safe equipment, such as drill rigs, rock excavation and construction equipment and tools for surface and underground applications. Also offering world-class service and other aftermarket support as well as solutions for automation, digitalization, and electrification.

Legal Address	www.SnowLakeLithium.com	Mailing Address

242 Hargrave St #1700,		Snow Lake Resources ltd
Winnipeg, MB R3C 0Vl		PO Box 126 Simcoe Ont N3Y
Canada		4K8

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